Addendum to Semi-Annual Report of
                   Gradison Growth Trust for the period
                       ending September 30, l995

               Gradison-McDonald Established Value Fund
               Gradison-McDonald Opportunity Value Fund

On April 12, May 5, and May 25, l995, a special meeting of the shareholders of the Gradison-McDonald Established Value Fund and the Gradison-McDonald Opportunity Value Fund was held.

At that meeting, the following matters were acted upon:

1 - The following trustees were elected:

Name of Trustee         Votes Received        Votes Withheld
---------------         --------------        --------------

Daniel J. Castellini    7,494,443             312,915
Theodore H. Emmerich    7,494,263             313,095
Jacob O. Kamm           7,484,842*            322,516
Richard A. Rankin       7,486,423             320,935
Jerome E. Schnee        7,500,773             306,585
Donald E. Weston        7,492,612             314,746

* Dr. Kamm passed away on June 24, l995. The trustees have decided not to fill the trustee position which Dr. Kamm occupied.

2 - The selection of Arthur Andersen LLP as independent accountant for the Trust for the fiscal period ending March 31, l995 was ratified with 7,391,940 votes for, 119,229 votes against, and 289,316 abstentions.

3 - The investment advisory agreement was amended to eliminate the requirement that the investment adviser provide shareholder services to the Trust on a cost basis, with 5,531,435 shares of the Gradison-McDonald Established Value Fund voting for, 1,123,808 voting against, and 419,351 abstentions, and 2,024,690 shares of the Gradison-McDonald Opportunity Value Fund voting for, 431,598 voting against, and 125,505 abstentions.

4 - The investment advisory agreement was amended to reduce the advisory fee by .25% at all levels (in connection with an increase of .25% in the distribution expense fee), with 6,310,004 shares of the Gradison-McDonald Established Value Fund voting for, 494,368 voting against, and 270,223 abstentions, and 2,357,272 shares of the Gradison-McDonald Opportunity Value Fund voting for, 143,710 voting against, and 80,811 abstentions.

5 - The Declaration of Trust was amended to clarify that additional classes of the Trust's shares could be issued, with 8,434,947 shares voting for, 842,917 voting against, and 652,120 abstentions.